                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                          July 19, 2004 (July 16, 2004)

             St. Mary Land & Exploration Company
             (Exact name of registrant as specified in its charter)

          Delaware                     001-31539                41-0518430
(State or other jurisdiction          (Commission             (I.R.S Employer
      of incorporation)              File Number)           Identification No.)

             1776 Lincoln Street, Suite 700, Denver, Colorado 80203
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (303) 861-8140

                                 Not applicable
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

             The following exhibit is furnished as part of this report:

             Exhibit 99.1     Press release of St. Mary Land &  Exploration
                              Company dated July 16, 2004

Item 12.  Results of Operations and Financial Condition.

On July 16, 2004, St. Mary Land & Exploration Company issued a press release providing an update of its operations for the second quarter of 2004 and its guidance for the second quarter and full year 2004. As indicated in the press release, the Company has scheduled a related 2004 second quarter earnings teleconference call for August 5, 2004, at 8:00 am (MDT). This press release is attached hereto as Exhibit 99.1.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                ST. MARY LAND & EXPLORATION COMPANY

Date:  July 19, 2004            By: /S/ DAVID W. HONEYFIELD
                                    -----------------------
                                    David W. Honeyfield
                                    Vice President - Finance,
                                    Treasurer and Secretary